UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2005

SFSB, Inc.

(Exact Name of Registrant as Specified in its Charter)

United States	000-51037	20-2077715
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1614 Churchville Road Bel Air, Maryland	21015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 443-265-5555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 SFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4 (c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 16, 2005, SFSB, Inc. (the “Registrant”) announced its earnings for the quarter and year ended December 31, 2005. For further information, reference is made to the Registrant’s press release, dated March 16, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this ITEM 2.02 on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

99.1	Press Release dated March 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFSB, INC.

March 16, 2005	By:	/s/ Philip E. Logan
Philip E. Logan, President